Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. § 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sam Zheng Sun, Chief Executive Officer of DT Cloud Star Acquisition Corporation (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Amendment No. 1 to the annual report of the Company on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Amendment No. 1 to the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 17, 2026

/s/ Sam Zheng Sun
Sam Zheng Sun
Chief Executive Officer and Director
(Principal Executive Officer)